UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 5, 2011

HealthSouth Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-10315	63-0860407
(Commission File Number)	(I.R.S. Employer Identification No.)

3660 Grandview Parkway, Suite 200, Birmingham, Alabama 35243
(Address of Principal Executive Offices, Including Zip Code)

(205) 967-7116
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 5, 2011, HealthSouth Corporation (the “Company”) held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders voted on the following proposals:

1.	election of all ten members of the Company’s board of directors;

2.	the ratification of PricewaterhouseCoopers LLP as its independent registered public accounting firm;

3.
the approval of the compensation of our named executive officers, as disclosed in the proxy statement filed on April 4, 2011 pursuant to the compensation disclosure rules of the Securities and Exchange Commission;

4.	the frequency with which stockholders are provided an advisory vote on executive compensation, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission; and

5.	the approval of the Amended and Restated 2008 Equity Incentive Plan.

As of the record date for the Annual Meeting, there were 95,180,871 shares of the Company’s common stock issued and outstanding and 400,000 shares of the Company’s 6.50% Series A Convertible Perpetual Preferred Stock issued and outstanding. Each share of common stock and preferred stock was entitled to one vote on each matter properly brought before the Annual Meeting. The common stock and preferred stock voted together as a class. Votes representing 87.87% of the combined voting power of the common stock and preferred stock were present in person or represented by proxy at the Annual Meeting.

The voting results for the Annual Meeting were as follows:

•	Proposal 1, election of directors, which passed:

Name of Nominee	Votes For	Votes Withheld	Votes Abstained
Edward A. Blechschmidt	74,225,196	326,450	N/A
John W. Chidsey	74,346,881	204,765	N/A
Donald L. Correll	74,347,319	204,327	N/A
Yvonne M. Curl	73,533,342	1,018,304	N/A
Charles M. Elson	72,497,098	2,054,548	N/A
Jay Grinney	74,351,700	199,946	N/A
Jon F. Hanson	74,236,938	314,708	N/A
Leo I. Higdon, Jr.	74,243,562	308,084	N/A
John E. Maupin, Jr.	74,162,522	389,124	N/A
L. Edward Shaw, Jr.	74,330,263	221,383	N/A

•	Proposal 2, ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, which passed:

Votes For	Votes Against	Votes Abstained
82,392,438	1,475,483	123,989

•	Proposal 3, approval of the compensation of our named executive officers, which passed:

Votes For	Votes Against	Votes Abstained
73,009,780	516,705	1,025,161

•	Proposal 4, frequency with which stockholders are provided an advisory vote on executive compensation, which options received the following votes:

Votes For 1 Year	Votes For 2 Years	Votes For 3 Years	Votes Abstained
65,976,928	215,309	7,227,766	1,131,643

•	Proposal 5, approval of the Amended and Restated 2008 Equity Incentive Plan, which passed:

Votes For	Votes Against	Votes Abstained
67,913,940	5,128,641	1,509,065

Each of Proposals 1, 3, 4 and 5 received 9,440,264 broker non-votes. There were no broker non-votes on Proposal 2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHSOUTH Corporation

By:	/s/John P. Whittington
Name: John P. Whittington
Title: Executive Vice President, General Counsel, and Corporate Secretary

Dated: May 9, 2011